Exhibit 10.5

FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT

          THIS FIRST AMENDMENT, dated as of July 9, 2003 (this "Amendment"), to the STOCKHOLDERS' AGREEMENT, dated as of June 13, 2003 (the "Agreement"), by and among NR Holdings, Inc., a Delaware corporation (the "Company") and the stockholders (the "Stockholders") listed on the signature pages thereto. Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

          WHEREAS, the parties to the Agreement have determined that it is in the best interest of the Company and its stockholders to amend the Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the Agreement is hereby amended as follows:

ARTICLE I

AMENDMENT TO THE AGREEMENT

           Section 1.1 Amendments to Article 4.

          (a) Section 4.2 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 4.2 with the following:

"4.2 For a period of ten (10) business days (the "Option Period") following the receipt of the Notice of Intention, the Company and the Remaining Stockholders shall have the exclusive right and option (but not the obligation) to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities. The rights of the Company and the Remaining Stockholders set forth herein are exercisable by delivery of a notice to the Selling Stockholder (a "Notice of Exercise"), with a copy thereof to the Company and each Common Stockholder, within the time period specified herein."

          (b) Section 4.3 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 4.3 with the following:

"4.3 During the Option Period, the Company shall have a first priority to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities. Each of the Remaining Stockholders shall have the right to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities not purchased by the Company. At the end of the Option Period, the Offered Securities shall be allocated as follows: first, to the Company until the Company has been allocated all of the Offered Securities specified in its Notice of Exercise; and, second, pro rata in accordance with their current holdings of Common Stock, to each of the Remaining Stockholders who have submitted a Notice of Exercise."

          (c) Section 4.5 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 4.5 with the following:

"4.5 If all notices required to be given pursuant to this Article 4 have been duly given, and the Company and/or the Remaining Stockholders determine not to exercise their respective options to purchase all of the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention or determine, with the consent of the Selling Stockholder, to exercise their options to purchase less than all of the Offered Securities, then the Selling Stockholder shall have the right, for a period of fifty (50) business days from the expiration of Option Period to enter into an agreement to sell to a third party (a "Third Party") the Offered Securities remaining unsold under this Article 4 at a price not less than the Offer Price and on the same terms as set forth in the Notice of Intention; provided that prior to any such Transfer to a Third Party, such Third Party executes and delivers to the Company, for the benefit of the Company and all Stockholders, a Joinder Agreement and thereby becomes a party to this Agreement."

          (d) Section 4.6 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 4.6 with the following:

"4.6 The closing of any purchase and sale of any Securities pursuant to this Article 4 shall take place on such date, not later than sixty-five (65) business days after the expiration of the Option Period, as the Selling Stockholder shall select. At the closing of such purchase and sale, the Selling Stockholder shall deliver certificates or other instruments, as applicable, evidencing the Offered Securities being sold duly endorsed or accompanied by written instruments of transfer in form satisfactory to the purchasers thereof, duly executed by the Selling Stockholder, free and clear of any liens, against delivery of the Offer Price therefor and an executed Joinder Agreement."

          (e) Section 4.7 of the Agreement is hereby amended by deleting the word ", subsequently," in the fourth line of such Section.

           Section 1.2 Amendments to Section 7.1. Section 7.1 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 7.1 with the following:

"7.1 Election of Directors. The Stockholders agree to take all actions, including without limitation, the voting of all Securities entitled to vote, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies, the waiver of notice and the attending of meetings:

(a) such that the Board has no more than nine (9) members; and

(b) to effect the designation and election as members of the Board of the following persons:

(i) two (2) representatives selected by the Phoenix Group (the "Phoenix Representatives"), such right to continue as long as the Phoenix Group collectively holds more than five percent (5%) of the then outstanding shares of Common Stock; provided, that, if the Phoenix Group ceases to be a holder of more than five percent (5%), but holds more than one percent (1%), of the then outstanding shares of Common Stock, then the Phoenix Group shall have the right to designate one (1) representative (the Stockholders also agree that as long as there are two (2) Phoenix Representatives on the Board, they shall be elected by the Stockholders as Co-Chairmen of the Board and as long as there is only one Phoenix Representative on the Board, he or she will be elected by the Stockholders as Chairman of the Board);

(ii) four (4) representatives selected by the Baupost Group (the "Baupost Representatives"), such right to continue as long as the Baupost Group collectively holds more than twenty percent (20%) of the then outstanding shares of Common Stock; provided, that, if the Baupost Group ceases to be a holder of more than twenty percent (20%), but holds more than fifteen percent (15%), of the then outstanding shares of Common Stock, then the Baupost Group shall have the right to designate three (3) representatives; provided further, that if the Baupost Group ceases to be a holder of more than fifteen percent (15%), but holds more than five percent (5%), of the then outstanding shares of Common Stock, then the Baupost Group shall have the right to designate two (2) representatives; provided further, that if the Baupost Group ceases to be a holder of more than five percent (5%), but holds more than one percent (1%), of the then outstanding shares of Common Stock, then the Baupost Group shall have the right to designate one (1) representative;

(iii) the then Chief Executive Officer ("CEO") of the Company if the employment contract with such Person required such Person to be a member of the Board;

(iv) one (1) representative which shall be "independent," selected by the holders of a majority of the then outstanding shares of Common Stock, voting as one class (the "Independent Representative"); provided, that, such Independent Representative shall not be an Affiliate of either the Phoenix Group or the Baupost Group; and

(v) one (1) representative to be selected by the holders of a majority of the then outstanding shares of Common Stock, not including such shares held by either the Phoenix Group or the Baupost Group (the "Minority Representative");

          provided, that, if the right to designate one or more directors pursuant to any or all of clauses (i), (ii) or (iii) of this Section 7.1(b) shall cease, such director(s) shall be selected by the holders of a majority of the outstanding shares of Common Stock.

          Notwithstanding anything in this Section 7.1(b) to the contrary, the Baupost Group shall have the right to designate four (4) representatives for election to the Board at any time the Baupost Group holds more shares of Common Stock than any other holder of Common Stock; and the Phoenix Group shall have the right to designate two (2) representatives for election to the Board at any time the Phoenix Group holds more shares of Common Stock than any other holder of Common Stock (not including the Baupost Group).

(c) such that each person or group of persons entitled to designate a director or a replacement for a director pursuant to Section 7.1(b) above shall also be entitled to designate the removal of such director with or without cause and a replacement for any director so removed."

           Section 1.3 Amendments to Section 7.2. Section 7.2 of the Agreement is hereby amended by deleting such Section in its entirety and replacing such Section 7.2 with the following:

"7.2 Information Requirement. The Company agrees that, until the completion of a Qualified Public Offering, (i) all Stockholders shall be furnished with: (a) all management letters of accountants of the Company and its Subsidiaries; (b) annually, within 120 days of the end of each fiscal year, an annual report, including audited financial statements and management's discussion and analysis of the Company's financial condition and results of operations (a "Management Report"); and (c) within 60 days after the end of the last calendar month of each fiscal year of the Company and within 30 days after the end of each other calendar month of the Company, unaudited financial statements, including a balance sheet and statement of income and of changes in cash flow as of the end of such period and for the period from the beginning of the current fiscal year to the end of such period, setting forth in comparative form the corresponding figures for the comparable period in the preceding fiscal year, and a Management Report, if at such time any senior lender(s) to the Company requires that monthly Management Reports be delivered to such senior lender(s); provided, that if monthly Management Reports are not required by the senior lender(s), then a Management Report shall be delivered quarterly, within 45 days of the end of each fiscal quarter; and (ii) each Original Common Stockholder, and each New Stockholder holding (together with its Affiliates) at least 1% of the outstanding shares of Common Stock, (an "Eligible Stockholder") shall upon request be furnished with a copy of a summary annual budget of the Company and its Subsidiaries (including a projected balance sheet and projected statements of income and cash flows), promptly following approval thereof by the Board, and in any event not later than the first day of the fiscal year to which such budget relates; provided, that each such Stockholder shall execute and deliver to the Company a standard and customary confidentiality agreement in form and substance reasonably acceptable to the Company prior to receiving a copy of a summary annual budget. In addition to the written information to be provided by the Company pursuant to this Section 7.2, at least twice each fiscal year the Company shall host a stockholder conference call (the "Required Conference Calls"). Each Eligible Stockholder may participate in such Required Conference Call. The Company shall provide notice of such a Required Conference Call to Eligible Stockholders not less than ten (10) business days prior to the call. Furthermore, upon the request of any Eligible Stockholder, the Company also shall host additional stockholder conference calls ("Optional Conference Calls"); provided, that: (a) the Company shall not be required to host more than two (2) Required Conference Calls and two (2) Optional Conference Calls in any fiscal year, and (b) an Eligible Stockholder may not request an Optional Conference Call until at least sixty (60) days after the most recent Required Conference Call. The notice provisions applicable to Required Conference Calls shall apply to Optional Conference Calls. Notwithstanding anything to the contrary in this Agreement, for as long as the Liquidating Trust is in existence, the Liquidating Trust shall be deemed an Eligible Stockholder regardless of its percentage ownership of the outstanding shares of Common Stock."

ARTICLE II

MISCELLANEOUS

          Section 2.1 Ratification; Effect of Amendment. Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein. As of the effective date of this Amendment, the Agreement shall be amended as provided herein and the Agreement, as amended, shall be binding on all parties thereto.

           Section 2.2 Governing Law. This Amendment is to be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

           Section 2.3 Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including executed counterparts delivered and exchanged by facsimile transmission), each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

[Signature page follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

THE COMPANY: NR HOLDINGS, INC. By: Name: Joseph H. Izhakoff Title: Executive Vice President, General Counsel and Secretary COMMON AND PREFERRED STOCKHOLDERS:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. By: Name: Title: BEAR, STEARNS & CO, INC. By: Name: Title: GMAC COMMERCIAL FINANCE By: Name: Title: CITIBANK, N.A. By: Name: Title:

CITICORP. DEL-LEASE, INC.

By:
Name:
Title:

COPPER BEECH HOLDINGS LLC

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

ERSTE BANK

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

PHOENIX FUNDING I, LLC

By:
Name: Douglas M. Suliman, Jr.
Title: Managing Member

RZB FINANCE LLC

By:
Name:
Title:

NATIONSRENT UNSECURED CREDITOR'S LIQUIDATING TRUST

By:
Name: Perry Mandarino
Title: Trustee

BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.

By Baupost Limited Partnership 1983 A-1,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.

By Baupost Limited Partnership 1983 B-1,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.

By Baupost Limited Partnership 1983 C-1,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.

By HB Institutional Limited Partnership,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.

By PB Institutional Limited Partnership,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.

By YB Institutional Limited Partnership,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.

By Baupost Value Partners, L.P.-I,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.

By Baupost Value Partners, L.P.-II,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By Baupost Value Partners, L.P.-III,
       its sole Member

By The Baupost Group, L.L.C.,
       its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

FIRST SOURCE LOAN OBLIGATIONS INSURED TRUST

By:
Name:
Title:

INDOSUEZ CAPITAL FUNDING III, LIMITED

By Indosuez Capital as Portfolio Advisor

By:
Name:
Title:

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By Indosuez Capital as Portfolio Advisor

By:
Name:
Title:

MORGAN GUARANTY TRUST CO.

By:
Name:
Title:

VAN KAMPEN CLO II, LIMITED

By:
Name:
Title:

VAN KAMPEN CLO I, LIMITED

By:
Name:
Title:

Schedule A

Bank Austria Creditanstalt Corporate
Finance, Inc.
150 East 42nd Street
New York, NY 10017
Attention: Warren Seidel
Telephone: (212) 672-5928
Facsimile: (212) 672 5908
Email: warren_seidel@hvbamericas.com	Citicorp. Del-Lease, Inc.
450 Mamaroneck Ave, 4th floor/zone 7
Harrison, NY 10528
Attention: Thomas Rappazzo (primary)
Telephone:(914) 899-7176
Facsimile: (914) 899-7602
Email: thomas.rappazzo@citi.com

Baupost Group Securities, LLC. 10 St. James Avenue Suite 2000 Boston , MA 02116 Attention: Jim Mooney Telephone: (617) 497-6680 Facsimile: n/a Email: jfm@baupost.com	Copper Beech Holdings LLC 120 Long Ridge Road Stamford, CT 06927 Attention: Ralph Willis Telephone: (203) 961-2561 Facsimile: n/a Email: ralph.willis@ge.com

Bear, Stearns & Co, Inc. 383 Madison Avenue 8th Floor New York, NY 10179 Attention: Paul Marhan (Primary) Telephone: (212) 272-7836 Facsimile: (212) 272-8079 Email: pmarhan@bear.com	First Dominion Funding I
First Dominion Funding III
466 Lexington Ave, 14th Floor
New York, NY 10172
Attention: Thomas Flannery
Telephone: (212) 201-9032
Facsimile: (212) 983-4117
Email: thomas.flannery@csam.com

KZH Cypress Tree-I LLC (JP Morgan-Chase)
4 Chase Metrotech, 10th Floor
Brooklyn, NY 11245
Attention: Virginia Conway
Telephone: (718) 242-4932
Facsimile: (718) 242-6220
Email: virginia.r.conway@jpmorgan.com	Credit Suisse First Boston International 11 Madison Ave, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119 Email: joseph.brosnan@csfb.com

Citibank, N.A. 250 West Street, 8th floor New York, NY 10013 Attention: Carlton Klein (Primary) Telephone: (212) 723-3261 Facsimile: (212) 723-3899 Email: carlton.b.klein@citigroup.com	CypressTree Investment Partners I, Ltd.
CypressTree Investment Partners II, Ltd.
First All America Financial Life
8 Fanueil Hall, #4
Boston, MA 02109
Attention: n/a
Telephone: (617) 646-0633
Facsimile: (617) 646-0646
(These phone numbers are not working)

Erste Bank 280 Park Avenue, 32nd Floor New York, NY 10017 Attention: Lynne McCarthy (Primary) Telephone: (212) 984-5632 Facsimile: (212) 984-5626 Email: lymccarthy@erstebank.com	Deutsche Bank Trust Company Americas 31 West 52 Street New York, NY 10019 Attention: Clarke Peterson (Primary) Telephone: (646) 324-2277 Facsimile: (646) 324-7441 Email: clark.g.peterson@db.com

First Bank 16900 Goldenwest Street Huntington Beach, CA 92647 Attention: Liz Van De Vanter Telephone: (714) 375-7020 Facsimile: (714) 375-7051 Email: liz.vandevanter@fbol.com	Morgan Guaranty Trust Co.
270 Park Avenue, 20th Floor
New York, NY 10017
Attention: Anna Marie Greer and
          Antoine Munfa
Telephone: (212) 270-0332
Facsimile: n/a
Email: annamarie.greer@jpmorgan.com
Email: antoine.r.munfa@jpmorgan.com

First Source Loan Obligations Insured Trust 2850 W. Golf Road, Suite 520 Rolling Meadows, IL 60008 Attention: Tad Giyan Telephone: (847) 734-7972 Facsimile: (847) 734-7910 Email: tad_giyan@fsfi.com	JP Morgan Chase Bank* 270 Park Avenue New York, NY 10017 Attention: Michael Kerrane Telephone: (212) 270-6479 Facsimile: (212) 270-7968 Email: michael.kerrane@jpmorgan.com

*	Securities (and only securities) are to be delivered to JP Morgan Chase Bank, 270 Park Avenue - 17th Floor, New York, NY 10017, Attention: Andrew Faherty, Telephone: (212) 270- 9193, Facsimile: (212) 270- 5228 pursuant to JP Morgan's request by letter dated July 17, 2003.

FSC Corp. 175 Federal Street, 11/F Boston, MA 02110 Attention: John J. Quintal Telephone: (617) 434-7891 Facsimile: (617) 434-6175 Email: john_quintal@fleet.com	Phoenix Funding I, LLC
c/o NationsRent, Inc.
450 East Las Olas Boulevard, 14th Floor
Fort Lauderdale, FL 33301
Attention: Douglas M. Suliman, Jr.
Telephone: (954) 759-5845
Facsimile: (954) 760-6575
Email: dsuliman@nationsrent.com

General Electric Capital Corporation 401 Merritt 7, 2nd Floor Norwalk, CT 06856 Attention: Jeff Fitts Telephone: (203) 229-1920 Facsimile: (203) 229-1992 Email: jeff.fitts@ge.com	Redwood Master Fund, Ltd. 910 Sylvan Avenue Englewood Cliff, NJ 07632 Attention: Evan Bernardi Telephone: (201) 227-5040 Facsimile: (201) 568-1340 Email: ebernardi@redwoodcap.com

GMAC Commercial Finance 3000 Town Center, Suite 280 Southfield, MI 48075 Attention: Jeff Dowd Telephone: (248) 358-8319 Facsimile: (248) 356-2265 Email: jdowd@gmaccf.com	RZB Finance LLC 1133 Avenue of the Americas, 16th Floor New York, NY 10036 Attention: Christopher Hoedl Telephone: (212) 845-4116 Facsimile: (212) 944-2093 Email: choedl@rzbfinance.com

The Bank of Nova Scotia
One Liberty Plaza
New York, NY 10006
Attention: Ronald Dooley (primary) and
          Norman Gillespie
Telephone: (212) 225-6405
Facsimile: (212) 225-5205
Email: ronald_dooley@scotiacapital.com
Email: norm_gillespie@scotiacapital.com	Van Kampen CLO I, Limited
Van Kampen CLO II, Limited
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Donna Tucker
Telephone: (630) 684-6339
Facsimile: (630) 684-6740
Email: donna.tucker@vankampen.com

NationsRent Unsecured Creditor's
Liquidating Trust
Traxi LLC
212 West 34th Street
New York, NY 10001
Attention: Perry Mandarino
Telephone: (212) 465-1935
Facsimile: (212) 465-1919
Email: pmandarino@traxi.com	Credit Suisse First Boston 11 Madison Avenue, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119 Email: joseph.brosnan@csfb.com